  EXHIBIT 99.1

SolarMax Technology Reports Fiscal Year 2025 Financial Results

RIVERSIDE, CA – April 7, 2026 (GLOBE NEWSWIRE) – SolarMax Technology, Inc. (Nasdaq SMXT) (“SolarMax” or the “Company”), an integrated solar energy company, reported financial results for the fiscal year ended December 31, 2025.

Fiscal Year 2025 Financial Highlights

•	Revenue: $91.0 million, up 296% from $23.0 million in 2024.

•	Gross profit: $4.2 million, up 83% from $2.3 million in 2024.

•	Total operating expense: $10.5 million, a $24.9 million reduction from $35.4 million in 2024.

•	Net loss: $6.3 million, or $0.13 per share, a $28.6 million improvement from a net loss of $35.0 million, or $0.79 per share in 2024.

David Hsu, CEO of SolarMax, stated, “We delivered exceptional top-line growth in fiscal 2025, with revenue increasing nearly 300% year-over-year as we began recognizing contributions from our expanding engineering, procurement and construction (“EPC”) project portfolio. During the year ended December 31, 2025, we generated revenue of $60.2 million, representing 66% of our revenue, from EPC services pursuant to this contract.  This momentum is underpinned by three previously announced strategically important BESS contracts for large-scale projects in Texas and Puerto Rico representing more than $500 million in expected revenue, based on the terms of the contracts.”

Hsu continued, “We remain confident in our ability to scale this platform and capitalize on the accelerating demand for energy storage infrastructure.”

About SolarMax Technology Inc.

SolarMax, based in California and founded in 2008, is a leader within the solar and renewable energy sector focused on making sustainable energy both accessible and affordable. SolarMax has established a strong presence in southern California and, commencing in the third quarter of 2025, expanded its United States operations to include services for industrial EPC projects. SolarMax is looking to generate growth with strategic initiatives that aim to scale commercial solar development services and provide EPC services for industrial projects and LED lighting solutions in the US while expanding its residential solar operations. For more information, visit www.solarmaxtech.com.

Any information contained on, or that can be accessed through, our website or any other website or any social media is not a part of this press release.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) as well as Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created by those sections. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate,” “strategy,” “future,” “likely” or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this press release regarding the Company's strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Important factors that could cause the Company's actual results and financial condition to differ materially from those indicated in the forward-looking statements. Such forward-looking statements are subject to risk and uncertainties, including, but not limited to, those factors described in “Cautionary Note on Forward-Looking Statements” “Item 1A. Risk Factors,” and “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on April 6, 2026.  SolarMax undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events except as required by law. You should read this press release with the understanding that our actual future results may be materially different from what we expect.

Contact:

For more information, contact:

Stephen Brown, CFO

(951) 300-0711